Company financial information (Parent Corporation)	12 Months Ended
Dec. 31, 2022
Condensed Financial Information Disclosure [Abstract]
Company financial information (Parent Corporation)	Company financial information (Parent Corporation) In connection with our single point of entry resolution strategy, we have established an intermediate holding company (“IHC”) to facilitate the provision of capital and liquidity resources to certain key subsidiaries in the event of material financial distress or failure. In 2017, we entered into a binding support agreement with those key subsidiaries and other related entities that requires the IHC to provide that support. The support agreement requires the Parent to transfer cash and other liquid financial assets to the IHC on an ongoing basis, subject to certain amounts retained by the Parent to meet its near-term cash needs. The Parent’s and the IHC’s obligations under the support agreement are secured. The IHC has provided unsecured subordinated funding notes to the Parent as well as a committed line of credit that allows the Parent to draw funds necessary to service near-term obligations. As a result, during business-as-usual circumstances, the Parent is expected to continue to have access to the funds necessary to pay dividends, repurchase common stock, service its debt and satisfy its other obligations. If our projected financial resources deteriorate so severely that resolution of the Parent becomes imminent, the committed line of credit the IHC provided to the Parent will automatically terminate, with all amounts outstanding becoming due and payable, and the support agreement will require the Parent to transfer most of its remaining assets (other than stock in subsidiaries and a cash reserve to fund bankruptcy expenses) to the IHC. As a result, during a period of severe financial stress, the Parent could become unable to meet its debt and payment obligations (including with respect to its securities), causing the Parent to seek protection under bankruptcy laws earlier than it otherwise would have.

Our bank subsidiaries are subject to dividend limitations under the federal and state banking laws. Under these statutes, prior regulatory consent is required for dividends in any year that would exceed the bank’s net profits for such year combined with retained net profits for the prior two years. Additionally, such bank subsidiaries may not declare dividends in excess of net profits on hand, as defined, after deducting the amount by which the principal amount of all loans, on which interest is past due for a period of six months or more, exceeds the allowance for credit losses.

The payment of dividends also is limited by minimum capital requirements and buffers imposed on banks. As of Dec. 31, 2022, our bank subsidiaries exceeded these requirements.

Subsequent to Dec. 31, 2022, our U.S. bank subsidiaries could declare dividends to the Parent of approximately $3.4 billion, without the need for a regulatory waiver. In addition, at Dec. 31, 2022, non-bank subsidiaries of the Parent had liquid assets of approximately $4.4 billion.

The bank subsidiaries declared dividends of $1.0 billion in 2022, $2.5 billion in 2021 and $1.5 billion in 2020. The Federal Reserve and the Office of the Comptroller of the Currency have issued additional guidelines that require BHCs and national banks to continually evaluate the level of cash dividends in relation to their respective operating income, capital needs, asset quality and overall financial condition.

The Federal Reserve policy with respect to the payment of cash dividends by BHCs provides that, as a matter of prudent banking, a BHC should not maintain a rate of cash dividends unless its net income available to common shareholders has been sufficient to fully fund the dividends, and the prospective rate of earnings retention appears to be consistent with the holding company’s capital needs, asset quality and overall financial condition. The Federal Reserve can also prohibit a dividend if payment would constitute an unsafe or unsound banking practice.

In June 2021, in connection with the Federal Reserve’s release of the 2021 CCAR stress tests, we announced a share repurchase program approved by our Board of Directors providing for the repurchase of up to $6.0 billion of common stock beginning in the third quarter of 2021 and continuing through the fourth quarter of 2022.

In January 2023, we announced a share repurchase program approved by our Board of Directors providing for the repurchase of up to $5.0 billion of common shares beginning Jan. 1, 2023. This new share repurchase plan replaced all previously authorized share repurchase plans.

The Federal Reserve Act limits, and requires collateral for, extensions of credit by our insured subsidiary banks to the Parent and certain of its non-bank affiliates. Also, there are restrictions on the amounts of investments by such banks in stock and other securities of BNY Mellon and such affiliates, and restrictions on the acceptance of their securities as collateral for loans by such banks. Extensions of credit by the banks to each of our affiliates are limited to 10% of such bank’s regulatory capital, and in the aggregate for BNY Mellon and all such affiliates to 20%, and collateral must be between 100% and 130% of the amount of the credit, depending on the type of collateral.

In the event of impairment of the capital stock of one of the Parent’s national banks or The Bank of New
York Mellon, the Parent, as the banks’ stockholder, could be required to pay such deficiency.

The Parent guarantees the uncommitted lines of credit of Pershing LLC and Pershing Limited subsidiaries. The Parent guarantees described above are full and unconditional and contain the standard provisions relating to parent guarantees of subsidiary debt. Additionally, the Parent guarantees or indemnifies obligations of its consolidated subsidiaries as needed. Generally, there are no stated notional amounts included in these indemnifications and the contingencies triggering the obligation for indemnification are not expected to occur. As a result, we are unable to develop an estimate of the maximum payout under these indemnifications. However, we believe the possibility is remote that we will have to make any material payment under these guarantees and indemnifications.

Financial data for the Parent for 2020 includes Mellon Funding Corporation for financial reporting purposes because of the limited function of this entity and the unconditional guarantee by BNY Mellon of its obligations.
The Parent’s condensed financial statements are as follows:
Condensed Income Statement—The Bank of New York Mellon Corporation (Parent Corporation)

	Year ended Dec. 31,
(in millions)	2022	2021	2020
Dividends from bank subsidiaries	$1,006	$2,490	$1,485
Dividends from nonbank subsidiaries	880	1,106	1,199
Interest revenue from bank subsidiaries	25	—	—
Interest revenue from nonbank subsidiaries	37	30	53
Other revenue	57	56	50
Total revenue	2,005	3,682	2,787
Interest expense (including $10, $6 and $30, to subsidiaries, respectively)	853	339	520
Other expense	433	153	168
Total expense	1,286	492	688
Income before income taxes and equity in undistributed net income of subsidiaries	719	3,190	2,099
(Benefit) for income taxes	(190)	(92)	(289)
Equity in undistributed net income:
Bank subsidiaries	1,696	282	1,278
Nonbank subsidiaries	(32)	195	(49)
Net income	2,573	3,759	3,617
Preferred stock dividends and redemption charge	(211)	(207)	(194)
Net income applicable to common shareholders of The Bank of New York Mellon Corporation	$2,362	$3,552	$3,423
Condensed Balance Sheet—The Bank of New York Mellon Corporation (Parent Corporation)

	Dec. 31,
(in millions)	2022	2021
Assets:
Cash and due from banks	$376	$356
Securities	1	4
Investment in and advances to subsidiaries and associated companies:
Banks	33,795	34,721
Other	38,119	37,748
Subtotal	71,914	72,469
Corporate-owned life insurance	793	786
Other assets	610	623
Total assets	$73,694	$74,238
Liabilities:
Deferred compensation	$372	$435
Affiliate borrowings	914	3,585
Other liabilities	1,995	1,283
Long-term debt	29,679	25,901
Total liabilities	32,960	31,204
Shareholders’ equity	40,734	43,034
Total liabilities and shareholders’ equity	$73,694	$74,238
Condensed Statement of Cash Flows—The Bank of New York Mellon Corporation (Parent Corporation)

	Year ended Dec. 31,
(in millions)	2022	2021	2020
Operating activities:
Net income	$2,573	$3,759	$3,617
Adjustments to reconcile net income to net cash provided by (used for) operating activities:
Equity in undistributed net (income) of subsidiaries	(1,664)	(477)	(1,229)
Change in accrued interest receivable	(8)	75	(17)
Change in accrued interest payable	78	(15)	(26)
Change in taxes payable (a)	(3)	(142)	(281)
Other, net	221	(260)	368
Net cash provided by operating activities	1,197	2,940	2,432
Investing activities:
Acquisitions of, investments in, and advances to subsidiaries (b)	(1,962)	870	(1,442)
Net cash (used for) provided by investing activities	(1,962)	870	(1,442)
Financing activities:
Proceeds from issuance of long-term debt	9,179	5,186	2,993
Repayments of long-term debt	(4,000)	(4,250)	(3,950)
Change in advances from subsidiaries	(2,917)	820	1,195
Issuance of common stock	23	63	58
Issuance of preferred stock	—	1,287	1,567
Treasury stock acquired	(124)	(4,567)	(989)
Redemption of preferred stock	—	(1,000)	(583)
Cash dividends paid	(1,376)	(1,323)	(1,296)
Net cash provided by (used for) financing activities	785	(3,784)	(1,005)
Change in cash and due from banks	20	26	(15)
Cash and due from banks at beginning of year	356	330	345
Cash and due from banks at end of year	$376	$356	$330
Supplemental disclosures
Interest paid	$774	$354	$546
Income taxes paid	—	—	3
Income taxes refunded	—	1	—
(a)    Includes payments received from subsidiaries for taxes of $70 million in 2022, $21 million in 2021 and $736 million in 2020.
(b)    Includes $2,778 million of cash outflows, net of $816 million of cash inflows in 2022, $10 million of cash outflows, net of $880 million of cash inflows in 2021 and $3,715 million of cash outflows, net of $2,273 million of cash inflows in 2020.